UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

Callisto Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32325	13-3894575
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609
New York, New York 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2007, Callisto Pharmaceuticals, Inc. (the “Company”) received notice (the “Deficiency Letter”) from the staff of the American Stock Exchange (“AMEX”) indicating that it is not in compliance with certain continued listing standards, specifically, Section 1003(a)(ii) of the Company Guide with shareholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years.

In order to maintain its AMEX listing, the Company must submit a plan by July 18, 2007, advising AMEX of the actions it has taken, or will take, that would bring it into compliance with Section 1003(a)(ii) of the Company Guide by April 3, 2008. If AMEX accepts the Company’s plan, it may be able to continue its listing during the plan period of up to 18 months, during which time the Company will be subject to periodic review to determine if it is making progress consistent with the plan. If it is not in compliance with the continued listing standards at the end of the plan period, or it does not make progress consistent with the plan during the plan period, AMEX staff may initiate delisting proceedings. If the Company does not submit a plan, or if it submits a plan that is not accepted, it may be subject to delisting proceedings.

The Company has already contacted AMEX to confirm receipt of the Deficiency Letter and to advise the staff of AMEX that it intends to submit a plan. There is no guarantee that the Company will be able to complete and timely file a plan, that the plan will be accepted by AMEX, or that it will be able to make progress consistent with the plan if it is accepted. Prior to filing the plan and, if a plan is timely filed, while the plan is under review by AMEX, the Company expects that its common stock will continue to trade without interruption on AMEX.

A copy of the press release announcing the receipt of the AMEX notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General  Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K,  including  Exhibit 99.1,  shall not be deemed to be “filed” for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  “Exchange  Act”),  or otherwise  subject to the  liability of that section,  and shall  not be  incorporated  by  reference  into any  registration statement or other  document filed under the Securities Act of 1933, as amended, or the  Exchange  Act,  except  as  shall be  expressly  set  forth by  specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits

(c)           Exhibits.

99.1                                             Press Release of Callisto Pharmaceuticals, Inc. dated June 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 22, 2007

CALLISTO PHARMACEUTICALS, INC.

By:	/s/ GARY S. JACOB
Gary S. Jacob, Ph.D.
Chief Executive Officer